UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2019

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut		06477
(Address of principal executive offices)		(Zip Code)

(207) 629-1200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 14, 2019, the Company entered into an Underwriting Agreement with Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), for the issuance and sale by the Company of $750 million aggregate principal amount of its 3.800% notes due 2029 (the “Notes”). The closing of the offering occurred on May 16, 2019.

The Notes were issued pursuant to an indenture, dated as of November 21, 2017, between the Company and The Bank of New York Mellon, as trustee (the “Indenture”), as supplemented by the Second Supplemental Indenture, dated as of May 16, 2019 (the “Second Supplemental Indenture”).

The Notes were issued in an underwritten public offering pursuant to the Company’s Registration Statement on Form S-3ASR filed with the Securities and Exchange Commission on May 6, 2019 (Reg. No. 333-231251) (the “Registration Statement”) and related prospectus, dated May 6, 2019, and prospectus supplement, dated May 14, 2019.

Interest on the Notes is payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2019, and on the maturity date for the Notes. The Notes will mature on June 1, 2029. The Notes are the Company’s direct unsecured and unsubordinated obligations and rank equally with the Company’s other unsecured and unsubordinated indebtedness from time to time outstanding. The Notes are structurally subordinated to all existing and future obligations at the Company’s subsidiaries.

The foregoing description of the Notes and related agreements is qualified in its entirety by the terms of the Underwriting Agreement, the Indenture, and the Second Supplemental Indenture (including the form of the Notes), which are filed as Exhibits 1.1 and 4.1 through 4.3, respectively, hereto and are incorporated herein by reference and incorporated by reference into the Registration Statement. An opinion regarding the legality of the Notes is filed as Exhibit 5.1 hereto, and is incorporated by reference into the Registration Statement, and a consent relating to the incorporation of such opinion is incorporated by reference into the Registration Statement and is filed as Exhibit 23.1 hereto by reference to its inclusion within Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 14, 2019, by and among the Avangrid, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC

4.1	Indenture, dated as of November 21, 2017, between the Company and The Bank of New York Mellon, as trustee (incorporated herein by reference to Exhibit 4.1 to Form 8-K filed with the SEC on November 21, 2017)

4.2	Second Supplemental Indenture, dated May 16, 2019, between the Company and The Bank of New York Mellon, as trustee

4.3	Form of Global Note Representing the Notes (included in Exhibit 4.2)

5.1	Opinion of White & Case LLP

23.1	Consent of White & Case LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Douglas K. Stuver
Name:	Douglas K. Stuver
Title:	Senior Vice President – Chief Financial Officer

Dated: May 16, 2019

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